UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2019

Date of Report (Date of earliest event reported)

flooidCX Corp.
(Exact name of registrant as specified in its charter)

Nevada	0-55965	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1282A Cornwall Road Oakville, Ontario Canada	L6J 7W5
(Address of principal executive offices)	(Zip Code)

(855) 535-6643

Registrant’s telephone number, including area code

Gripevine Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 18, 2019, the registrant changed its name to flooidCX Corp. pursuant to Certificate of Amendment to its Articles of Incorporation filed with the Nevada Secretary of State. The new CUSIP number for the registrants common stock is 33974L 106, and the new trading symbol is FLCX.

A press release announcing the name change is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Regulation S-K Number	Document

3.1	Certificate of Amendment to Articles of Incorporation
99.1	Press release dated March 21, 2019

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flooidCX Corp.

Date: March 21, 2019	By:	/s/ Richard Hue
	Name:	Richard Hue
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Regulation S-K Number	Document

3.1	Certificate of Amendment to Articles of Incorporation
99.1	Press release dated March 21, 2019

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